UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CARTICA ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT/PROSPECTUS SUPPLEMENT NO. 1

(to Proxy Statement/Prospectus dated November 5, 2025)

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
CARTICA ACQUISITION CORP

PROSPECTUS FOR UP TO
6,677,559 ORDINARY SHARES,
27,400,000 WARRANTS AND
27,400,000 ORDINARY SHARES UNDERLYING WARRANTS OF
NIDAR INFRASTRUCTURE LIMITED

This Proxy Statement/Prospectus Supplement No. 1 (this “Supplement”) supplements the proxy statement/prospectus dated November 5, 2025 that was mailed by Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), to its shareholders on or about November 7, 2025 (as supplemented, the “proxy statement/prospectus”), in connection with the proposed business combination (the “Business Combination”) among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”), pursuant to that certain Agreement and Plan of Merger, dated as of June 24, 2024, by and among Cartica, Nidar and Merger Sub, as amended. Nidar and Cartica each filed the proxy statement/prospectus with the U.S. Securities and Exchange Commission (the “SEC”). Nidar also filed a registration statement on Form F-4 (Registration No. 333-283189), of which the proxy statement/prospectus forms a part, which became effective on November 5, 2025 in accordance with the provisions of Section 8(a) of the Securities Act of 1933, as amended. Capitalized terms used in this Supplement and not otherwise defined herein have the respective meanings ascribed to them in the proxy statement/prospectus.

The purpose of this Supplement is to update and supplement the information contained in the proxy statement/prospectus with information contained in the Current Report on Form 8-K (the “Current Report”) filed by Cartica with the SEC on November 25, 2025. The Current Report is attached to, and forms a part of, this Supplement.

This Supplement modifies and supersedes, in part, the information in the proxy statement/prospectus and is not complete without, and may not be delivered or utilized except in combination with, the proxy statement/prospectus, including any amendments or supplements thereto. Any information in the proxy statement/prospectus that is modified or superseded by the information in the Current Report shall not be deemed to constitute a part of the proxy statement/prospectus except as modified or superseded by this Supplement. This Supplement should be read in conjunction with the proxy statement/prospectus, and if there is any inconsistency between the information in the proxy statement/prospectus and this Supplement, you should rely on the information in this Supplement.

YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” IN THE PROXY STATEMENT/PROSPECTUS.

Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Business Combination or determined if the proxy statement/prospectus or this Supplement is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of this Supplement is November 25, 2025.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2025

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 11th Floor New York, NY (Address of principal executive offices)	10105 (Zip Code)

+1 (202) 741-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on June 24, 2024, Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), entered into an Agreement and Plan of Merger (as it amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Cartica (such merger, the “First Merger”), with Cartica surviving the First Merger as a wholly owned subsidiary of Nidar (Cartica, as the surviving entity of the First Merger, the “Surviving Entity”). Immediately following the consummation of the First Merger, the Surviving Entity will merge with and into Nidar (such merger, the “Second Merger”), with Nidar surviving the Second Merger (such company, as the surviving entity of the Second Merger, the “Surviving Company” and, such transactions, collectively, the “Business Combination”).

On November 6, 2025, Cartica filed the definitive proxy statement/prospectus (the “proxy statement/prospectus”) for the solicitation of proxies in connection with the extraordinary general meeting of shareholders of Cartica (the “Extraordinary General Meeting”) to approve proposals related to the Business Combination. The Extraordinary General Meeting was originally scheduled to be held on November 28, 2025 at 10:00 a.m. Eastern Time, virtually over the Internet by means of a live audio webcast at https://www.cstproxy.com/carticaspac/egm2025. Cartica has decided to postpone the Extraordinary General Meeting to allow additional time for Nidar and Cartica to supplement disclosure in the proxy statement/prospectus to provide information with respect to certain events since the filing and mailing of the proxy statement/prospectus, which supplemental disclosure will be included in a supplement to the proxy statement/prospectus filed by each of Nidar and Cartica. There is no change to the purpose or any of the proposals to be acted upon at the Extraordinary General Meeting.

The Extraordinary General Meeting will now be held on December 4, 2025, at 10:00 a.m. Eastern Time, virtually over the Internet by means of a live audio webcast at https://www.cstproxy.com/carticaspac/egm2025. As a result of the postponement of the Extraordinary General Meeting, Cartica has extended the deadline for delivery of redemption demands from holders of Cartica’s Class A ordinary shares, par value $0.0001 per share, issued in Cartica’s initial public offering to 5:00 p.m. Eastern Time on December 2, 2025. Shareholders who wish to withdraw their previously submitted redemption demands may do so by contacting Cartica’s transfer agent.

All of Cartica’s shareholders of record as of the close of business on November 3, 2025 (the “Record Date”) are entitled to vote at the Extraordinary General Meeting. Cartica’s shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies previously submitted by shareholders will continue to be valid for purposes of the postponed Extraordinary General Meeting.

For more information on how to vote, please call Cartica’s proxy solicitor Advantage Proxy, at (877) 870-8565 (Toll Free) or (206) 870-8565 (Collect) or email ksmith@advantageproxy.com. More details about the Business Combination and the proposals to be voted upon at the Extraordinary General Meeting can be found in the proxy statement/prospectus, which is available at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination, the Extraordinary General Meeting and supplemental disclosure for the proxy statement/prospectus. The forward-looking statements contained in this Current Report on Form 8-K reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual events to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all.

2

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Cartica, Nidar or others related to the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nidar to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Cartica or Nidar may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward Looking Statements” in the proxy statement/prospectus and in reports Cartica files with the SEC.

If any of these risks materialize or Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica.

Additional Information and Where to Find It

In connection with the Business Combination, Cartica and Nidar prepared, and Nidar filed, a registration statement on Form F-4 (File No. 333-283189) (the “Registration Statement”), containing the proxy statement/prospectus and certain other related documents, which is both the proxy statement that was distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the Extraordinary General Meeting, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. Cartica mailed the proxy statement/prospectus and other relevant documents to its shareholders as of the Record Date. This Current Report on Form 8-K is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination. Investors and security holders are urged to read the proxy statement/prospectus because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination.

SHAREHOLDERS OF CARTICA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT NIDAR AND CARTICA WILL FILE OR HAVE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cartica or Nidar through the website maintained by the SEC at www.sec.gov.

3

Participants in the Solicitation

Each of Cartica, Nidar and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination is contained in the Registration Statement, the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 25, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: November 25, 2025	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer

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Exhibit 99.1

Cartica Acquisition Corp Announces Change of Date of
Extraordinary General Meeting of Shareholders

NEW YORK, Nov. 25, 2025 (GLOBE NEWSWIRE) -- Cartica Acquisition Corp (OTCQB: “CRTAF”, “CRTUF”, “CRTWF”) (“Cartica”) announced today that the extraordinary general meeting of shareholders of Cartica (the “Extraordinary General Meeting”), originally scheduled for November 28, 2025 at 10:00 a.m. Eastern Time, to approve proposals related to the proposed business combination (the “Business Combination”) between Cartica, Nidar Infrastructure Limited (“Nidar”) and Yotta Data and Cloud Limited (“Merger Sub”) has been postponed. The Extraordinary General Meeting has been postponed to allow additional time for Nidar and Cartica to supplement disclosure in the definitive proxy statement/prospectus for the solicitation of proxies in connection with Extraordinary General Meeting (the “proxy statement/prospectus”) to provide information with respect to certain events since the filing and mailing of the proxy statement/prospectus, which supplemental disclosure will be included in a supplement to the proxy statement/prospectus filed by each of Nidar and Cartica.

The Extraordinary General Meeting will now be held on December 4, 2025, at 10:00 a.m. Eastern Time, virtually over the Internet by means of a live audio webcast at https://www.cstproxy.com/carticaspac/egm2025. As a result of the postponement of the Extraordinary General Meeting, Cartica has extended the deadline for delivery of redemption demands from holders of Cartica’s Class A ordinary shares, par value $0.0001 per share, issued in Cartica’s initial public offering to 5:00 p.m. Eastern Time on December 2, 2025. Shareholders who wish to withdraw their previously submitted redemption demands may do so by contacting Cartica’s transfer agent.

All of Cartica’s shareholders of record as of the close of business on November 3, 2025 (the “Record Date”) are entitled to vote at the Extraordinary General Meeting. Cartica’s shareholders who have not already voted, or wish to change their vote, are strongly encouraged to submit their proxies as soon as possible. Valid proxies previously submitted by shareholders will continue to be valid for purposes of the postponed Extraordinary General Meeting.

For more information on how to vote, please call Cartica’s proxy solicitor Advantage Proxy, at (877) 870-8565 (Toll Free) or (206) 870 8565 (Collect) or email ksmith@advantageproxy.com. More details about the Business Combination and the proposals to be voted upon at the Extraordinary General Meeting can be found in the proxy statement/prospectus, which is available at www.sec.gov.

About Cartica

Cartica Acquisition Corp. is a blank check company incorporated on February 3, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

In connection with the Business Combination, Cartica and Nidar prepared, and Nidar filed, a registration statement on Form F-4 (File No. 333-283189) (the “Registration Statement”), containing the proxy statement/prospectus and certain other related documents, which is both the proxy statement that was distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the Extraordinary General Meeting, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. Cartica mailed the proxy statement/prospectus and other relevant documents to its shareholders as of the Record Date. This Press Release is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination.

SHAREHOLDERS OF CARTICA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT NIDAR AND CARTICA WILL FILE OR HAVE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cartica or Nidar through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Each of Cartica, Nidar and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination is contained in the Registration Statement, the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Press Release relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom, and otherwise in accordance with applicable law.

Forward Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination, the Extraordinary General Meeting and supplemental disclosure for the proxy statement/prospectus. The forward-looking statements contained in this Press Release reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual events to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all.

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Cartica, Nidar or others related to the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the amount contemplated by the Agreement and Plan of Merger, dated as of June 24, 2024, by and between Cartica, Nidar and Merger Sub, as amended; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nidar to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Cartica or Nidar may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward Looking Statements” in the proxy statement/prospectus and in reports Cartica files with the SEC.

If any of these risks materialize or Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Press Release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica.

Contacts

Cartica Acquisition Corp
Brian Coad
Email: bcoad@carticaspac.com

Investor & Media Relations
Simon Willcocks, Alliance Advisors IR
Email: NidarIR@allianceadvisors.com